PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                      Supplement dated October 20, 1995 to
                         Prospectus dated March 1, 1995

Foreign Securities

In the first sentence under the heading "Foreign Securities" on page 10, the words " and in countries whose economies are developing" are inserted after the word "Adviser".

How to Buy Shares

The following should be inserted following the first full paragraph under the heading "How to Buy Shares" on page 20:

          Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston MA 02266-8301.

Initial Sales Charge Alternative - Class A Shares

The following should be inserted as a footnote on page 21:

        *** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


How to Obtain Reduced Sales Charges  - Class A Shares

The following replaces the chart in footnote ** on page 21 and applies to purchases excluding purchases by qualified employee benefit plans as described below:

             Purchase Amount                Payment to Broker-Dealer
         $1,000,000 to $3,000,000                      1%
         $3,000,001 to $6,000,000                  0.50 of 1%
         $6,000,001 or more                        0.25 of 1%

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 21:

         In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

Systematic Withdrawal Program

The following replaces the first full paragraph on page 26:

        To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.

How to Redeem Shares

The heading "Reinstatement Privilege" on page 29 is changed to "Reinvestment Privilege."

The following is substituted under the heading "Reinvestment Privilege" on page 29:

        In the first sentence the words "one time" are deleted and in the fifth sentence the "90" is replaced with "180.".